UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2005
ANIMAS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-50674	23-2860912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 LAWRENCE DRIVE, WEST CHESTER, PA	19380
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 644-8990
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release, dated as of November 21, 2005

Item 7.01 Regulation FD Disclosure.
On November 21, 2005, Animas Corporation (the “Company”) issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2005, within the extension period provided by Rule 12b-25(b).
A copy of the press release attached as an exhibit hereto is incorporated by reference into this Item 7.01. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
The information in the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
     The following press release is included as an exhibit to this report furnished under Item 7.01:

Exhibit No.	Description
99.1	Press Release, dated as of November 21, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Animas Corporation

DATE: November 21, 2005	By:	/s/ Richard Baron

Richard Baron Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of November 21, 2005